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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934


       Date of Report (Date of earliest event reported): October 28, 2005


                   FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                Maryland                  000-50728          52-1627106
          -----------------------         -----------       -----------------
          (State of Incorporation)   (Commission File No.) ( IRS Employer
                                                           Identification No.)

                           c/o Steben & Company, Inc.
                          2099 Gaither Road, Suite 200
                            Rockville, Maryland 20850
                            -------------------------
                (Address of Principal Executive Office)(zip code)

                                 (240) 631-9808
                                 --------------
               Registrant's telephone number, including area code:

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
                Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4. Change in the Registrant's Certifying Accountant


ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Board of Directors of Steben & Company, Inc., the General Partner for Futures Portfolio Fund, LP ("Fund") has engaged Altschuler, Melvoin and Glasser LLP ("Altschuler") as independent accountants for the Fund effective October 28, 2005.

During the Fund's two most recent fiscal years and any subsequent interim period prior to engaging Altschuler, the General Partner has not consulted Altschuler with respect to any of the matters described in Regulation S-K Item 229.304(a)(2)(i) or (ii).


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                Futures Portfolio Fund, Limited Partnership
                                By: Steben & Company, Inc.
                                General Partner

Date:  October 28, 2005         By: /s/ Kenneth E. Steben
                                -----------------------------------
                                    Kenneth E. Steben
                                    President of the General Partner